Exhibit 99.1

Carpenter Technology Corporation 2nd Quarter Fiscal Year 2017 Earnings Call February 2, 2017

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2016, Form 10-Q for the quarter ended September 30, 2016, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; and (16) the success of actions taken to reduce costs associated with retirement and pension plans. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2017 CRS Holdings, Inc. All rights reserved 2

2nd Quarter Fiscal Year 2017 Summary Tony Thene President and Chief Executive Officer

Safety is Our First Priority 3.7 3.3 © 2017 CRS Holdings, Inc. All rights reserved 4 Total Case Incident Rate (TCIR) 4.8 Q1-17 TCIR = 1.8 3.93.9Q2-17 TCIR = 2.2 3.5 2.12.22.0 FY09FY10FY11FY12FY13FY14FY15FY16FY17 YTD

© 2017 CRS Holdings, Inc. All rights reserved 5 Operating Performance Driven by Strong Execution, Improving Market Conditions and Focus on High End Premium Alloys •Solid sequential improvement in operating results; EPS of $0.15 •Aerospace and Defense end-use market benefited from new engine platform growth, diversified sub-markets and improved product mix •Ongoing signs of recovery in Energy end-use market •Performance Engineered Products (PEP) segment generated positive operating income •Ongoing implementation of the Carpenter Operating Model delivering additional cost efficiencies and productivity gains •Strong commercial execution and solutions focused strategy driving backlog growth •Acquisition of titanium powders business accelerates leadership position in capabilities and technologies of core growth area •Healthy balance sheet and liquidity with no meaningful near-term obligations provides significant flexibility 2nd Quarter Summary

Q2-17 End-Use Market Highlights

		Q2-17 Net Sales ex. Surcharge ($M)*		vs. Q2-16	vs. Q1-17	Comments
	Aerospace & Defense	199.0	54%	-1%	+15%	▪ Strong engine demand sequentially and YoY supported by new platforms ▪ Fasteners continue to be impacted by supply chain inventory consolidation; down YoY, modest increase sequentially with some positive signals ▪ Structural & distribution relatively flat sequentially; still down YoY ▪ Avionics down sequentially due to supply chain inventory adjustment ▪ Defense up sequentially and effectively flat YoY due to increases on select programs
	Energy	27.1	7%	+5%	+5%	▪ North American (NA) directional and horizontal rig count down 14% YoY; up 30% sequentially ▪ Improved rental activity and replacement orders in targeted regions ▪ Oil & gas sub-market revenues up 2% sequentially ▪ Power generation up 10% sequentially and up YoY driven by attractive market fundamentals
	Transportation	28.7	8%	-14%	-6%	▪ Sales down YoY and sequentially due to continued decline in heavy duty on-road and off-road truck production ▪ YoY decline further impacted by decreased production on targeted light vehicle programs
	Medical	25.1	7%	-9%	+9%	▪ YoY down primarily due to inventory management among distributors/OEMs influenced by industry consolidation ▪ Sequential growth due to shifting customer mix with higher value add and increased titanium opportunities due to market changes
	Industrial & Consumer	59.2	16%	-6%	0%	▪ Industrial sales up sequentially on increased activity for select applications; down YoY due to lower Energy related sales and lower distribution and infrastructure spend ▪ Consumer sales down YoY and sequentially driven by lower sporting goods and impact of seasonality

Sales ex-surcharge down 3% year-over-year and up 8% sequentially

*Excludes sales through Carpenter's Distribution businesses

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Materials Solutions for Broad Aerospace Market

Trend

- Fuel Efficiency
- Less Weight
- Less Cost
- Less Noise
- Environ-mental

CRS Solutions

- Temperature Resistance ↑
- Strength ↑
- Process Controls ↑
- Toughness ↑
- Corrosion Resistance ↑

Sub-Market	% of Aerospace Sales	Application	Dynamics
Engines 	40%	Rings & Discs	▪ Higher temperature and pressure needs ▪ Increased material content
		Bearings	▪ Application demands increasing
		Other	▪ Shafts, gears, etc. also seeing increases
Fastener 	30%	Airframe & Engine	▪ Need for higher value-add products
Structural / Distribution / Avionics 	30%	Advanced Solutions	▪ Exploration and use due to weight, regulatory needs
		Premium Applications	▪ Continued use in many traditional applications
		Avionics	▪ Material investigation to boost performance

Leadership position across multiple Aerospace sub-markets

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

2nd Quarter Financial Overview & Business Update Damon Audia Senior Vice President and Chief Financial Officer

Income Statement Summary *Detailed schedule included in Non-GAAP Schedules in Appendix © 2017 CRS Holdings, Inc. All rights reserved 9 Significant sequential improvement in Q2-17 $ Millions , except pounds and per-s hare am ounts Q2-16 Q1-17 Q2-17 Sequential Change Pounds ('000) Net Sales Sales ex. Surcharge * Gross Profit Selling, General and Administrative Expenses Special Items * Operating Income Operating Income ex. Pension EID and Special Items * % of Sales ex. Surcharge Effective Tax Rate Net Income (Loss) Diluted Earnings (Loss) per Share Adjusted Diluted Earnings (Loss) per Share * 56,928 54,180 53,286 427.4 366.7 62.5 47.1 0.0 15.4 21.0 5.7% 15.7% 7.0 $0.15 $0.15 (894) 38.4 26.9 16.5 2.5 (0.5) 14.0 12.0 +3.1 pts N/A 13.2 $0.28 443.8 379.4 66.3 44.5 2.6 21.8 29.2 7.7% 23.8% 11.5 $0.23 $0.24 389.0 339.8 46.0 44.6 0.5 1.4 9.0 2.6% -17.0% (6.2) ($0.13) ($0.08) $0.23

Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix © 2017 CRS Holdings, Inc. All rights reserved 10 Positive Free Cash Flow excluding voluntary pension contribution Cash Available Borrowing Under Credit Facility 21 453 51 494 23 469 Total Liquidity 474 545 492 $ Millions YTD FY16 Q1-17 Q2-17 YTD FY17 Net Income + Non-cash Items Inventory Working Capital / Other Total Net Working Capital / Other Pension Plan Contributions Net Cash from Operating Activities Purchases of property, equipment and software Dividends paid Other 115 (35) (8) 80 (33) (43) 56 (41) 56 136 (74) 12 (43) 0 (76) 0 15 (100) (62) (100) 72 (50) (18) 5 4 (27) (8) 0 (29) (19) (9) 0 (26) (45) (17) 0 Free Cash Flow * 9 (31) (57) (88)

Capital Structure – Strong Liquidity Position © 2017 CRS Holdings, Inc. All rights reserved 11 Ample liquidity with no meaningful near-term obligations ($ in millions) $700 $600 $500 $400 $300 $200 $100 $0 FY17FY18FY19FY20FY21FY22FY23 Solid liquidity of $492 million ($23 million of cash and $469 million of available borrowings under revolving credit facility) No significant required pension plan contributions until fiscal year 2020 No major debt maturities until fiscal year 2022 Revolving Credit Facility $300 $250 $25 $55

SAO Segment Summary

Q2 Operating Results

	Q2-16	Q1-17	Q2-17	vs PY	vs Q1-17
Pounds ('000)	54,794	52,360	51,314	(3,480)	(1,046)
Net Sales ($M)	363.6	315.1	348.6	(15.0)	33.5
Sales ex. Surcharge ($M)	299.2	266.0	288.1	(11.1)	22.1
Operating Income ($M)	41.5	25.0	35.6	(5.9)	10.6
% of Net Sales	*11.4%*	*7.9%*	*10.2%*	*-1.2 pts*	*+2.3 pts*
% of Sales ex. Surcharge	*13.9%*	*9.4%*	*12.4%*	*-1.5 pts*	*+3.0 pts*

Q2 Business Results

- Strong product mix across all end-use markets offset by slightly lower sequential volume
- Aerospace benefited from diversified portfolio and ongoing ramp in new engine platforms
- YoY volume decline driven by oil & gas impact on Energy and by the Transportation end-use market
- Despite lower volumes, variable operating costs improved 6% YOY from Carpenter Operating Model execution

Q3 Outlook

- Continued strengthening across most end-use markets
- Volume growth and Carpenter Operating Model leading to further margin expansion
- Expect Q3 sequential operating income improvement of approximately 20%

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

PEP Segment Summary

Q2 Operating Results

	Q2-16	Q1-17	Q2-17	vs PY	vs Q1-17
Pounds* ('000)	2,800	2,414	2,350	(450)	(64)
Net Sales ($M)	85.4	78.5	83.2	(2.2)	4.7
Sales ex. Surcharge ($M)	85.2	78.3	83.0	(2.2)	4.7
Operating (Loss) Income ($M)	(2.9)	(2.8)	0.8	3.7	3.6
% of Net Sales	*-3.4%*	*-3.6%*	*1.0%*	*+4.4 pts*	*+4.6 pts*
% of Sales ex. Surcharge	*-3.4%*	*-3.6%*	*1.0%*	*+4.4 pts*	*+4.6 pts*

Q2 Business Results

- Profitable for first quarter since Q4-15
- Operating income increase YoY primarily influenced by increased rental activity within oil & gas businesses and lower overall operating costs
- Sequential improvement driven by increased oil & gas and increased titanium demand

Q3 Outlook

- Modest growth in rig counts expected to further increase oil & gas activity levels
- Operating income expected to almost triple sequentially driven by improving oil & gas business conditions as well as increasing demand for titanium products

* Pounds related to manufactured tons for Dynamet and Carpenter Powder Products only

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Selected Fiscal Year 2017 Guidance 1X20 95 ~100 *Net pension expense was ~$31 million in 1st half FY17 and expected to be ~$17 million in 2nd half FY17. Excludes estimated incremental defined contribution plan costs of ~ $5 million in 2nd half FY17. © 2017 CRS Holdings, Inc. All rights reserved 14 $ Millions FY16 FY17 Update Depreciation and Amortization Interest Expense, net Net Pension Expense Pension Contributions Effective Tax Rate Capital Expenditures 119 ~120 28 ~32 54 48* 0 100 47% 28% - 30%

2nd Quarter Closing Comments Tony Thene President and Chief Executive Officer

Titanium Powders Acquisition Accelerates Capabilities    Puris LLC assets and business to be acquired for $35 million Provides immediate entry into rapidly expanding titanium powder market Strengthens advanced solutions portfolio to better address customer needs Expands additive manufacturing capabilities across multiple end-use markets Adds leading technology and processes in metal powders production Fiscal year 2017 capital expenditures correspondingly reduced by $20 million Transaction expected to close during Q3-17 © 2017 CRS Holdings, Inc. All rights reserved 16 Strengthens core capabilities as a solutions provider

• • Q2 results reflect strong execution and improved market conditions Solid Aerospace and Defense results driven by new engine platform ramp and stronger product mix to • Remai end-use market Strengthen • Solutions focused commercial team and strategy driving expanded market opportunities and backlog growth Profile; • Continued rollout of Carpenter Operating Model expected to deliver Positioned further Titaniu • in core growth area Markets • Focused on actively managing business and building foundation for long-term sustainable growth • Solid financial position; healthy balance sheet with no meaningful near term obligations © 2017 CRS Holdings, Inc. All rights reserved 17 Continuing Long-Term Growth Well Across Attractive End Use n cautiously optimistic about ongoing improvement in Energy cost reductions and process enhancements m powders acquisition strengthens capabilities and technologies Closing Comments

Appendix of Non-GAAP Schedules and Supplemental Schedule

Non-GAAP Schedules (Unaudited)

Adjusted Earnings (Loss) Per Share

$ Millions except per share amounts	Q2-16	Q1-17	Q2-17
Net Income (Loss)	11.5	(6.2)	7.0
Diluted Earnings (Loss) per Share	$ 0.23	$ (0.13)	$ 0.15
Pension Curtailment Loss	-	0.4	-
Consulting Costs *	1.7	-	-
Income Tax Items**	(0.8)	2.1	-
Special Items	**0.9**	**2.5**	**-**
Net Income (Loss) excluding Special Items	12.4	(3.7)	7.0
Adjusted Diluted Earnings (Loss) per Share	**$ 0.24**	**$ (0.08)**	**$ 0.15**

Management believes that earnings per share adjusted to exclude the impact of restructuring and other special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

* Beginning in Q1-17, consulting costs of $2.1 million per quarter are no longer considered a special item.

** Income Tax Items

Discrete income tax item recorded in Q2-16 as a result of a tax law change.

Discrete income tax item recorded in Q1-17 as a result of a discretionary pension contribution paid in October 2016.

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Schedules (Unaudited)

Operating Margin Excluding Surcharge Revenue, Pension Earnings, Interest and Deferrals ("Pension EID") and Special Items

$ Millions	Q2-16	Q1-17	Q2-17
Net sales	443.8	389.0	427.4
Less: surcharge revenue	64.4	49.2	60.7
Consolidated Net Sales Excluding Surcharge	**379.4**	**339.8**	**366.7**
Operating income	21.8	1.4	15.4
Pension EID	4.8	7.1	5.6
Operating Income Excluding Pension EID	**26.6**	**8.5**	**21.0**
Pension curtailment charge	-	0.5	-
Consulting costs	2.6	-	-
Special Items	2.6	0.5	-
Operating Income Excluding Surcharge, Pension EID and Special Items	**29.2**	**9.0**	**21.0**
Operating Margin	**4.9%**	**0.4%**	**3.6%**
Operating Margin Excluding Surcharge, Pension EID and Special Items	**7.7%**	**2.6%**	**5.7%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company. Management believes that removing the impact of restructuring charges and other special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Free Cash Flow Schedules (Unaudited) Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses. © 2017 CRS Holdings, Inc. All rights reserved 21 $ Millions Q2-16Q1-17Q2-17 FY16 YTD FY17 YTD Net cash provided from (used for) operating activities Purchases of property, equipment and software Proceeds from disposals of property and equipment Other Dividends paid 30.1 (19.6) 0.2 - (8.9) 3.9 (26.6) - - (8.5) (29.7) 71.6 (49.5) 0.3 4.0 (17.9) (25.8) (18.5) (45.1) - - - - (8.5) (17.0) Free Cash Flow 1.8 (31.2) (56.7) 8.5 (87.9)

Supplemental Schedule (Unaudited) Net Sales By End-Use Market In the quarter ended June 30, 2016 in connection with our commercial organization realignment, we changed the manner in which sales are classified by end-use market so that we could better evaluate our sales results from period to period. All prior period amounts have been reclassified to conform to the current presentation. © 2017 CRS Holdings, Inc. All rights reserved 22 $ MillionsQ2-16 Q1-17 Q2-17 FY16 FY17 Aerospace & Defense Energy Transportation Medical Industrial and Consumer Distribution Net sales excluding surcharge Surcharge revenue Net sales 201.4 25.9 33.3 27.7 62.9 28.2 173.3 25.7 30.6 23.0 59.3 27.9 199.0 27.1 28.7 25.1 59.2 27.6 395.5 58.5 69.0 54.1 129.5 58.0 372.5 52.8 59.2 48.1 118.5 55.5 379.4 64.4 339.8 49.2 366.7 60.7 764.6 134.8 706.6 109.7 443.8 389.0 427.4 899.4 816.3